UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
NIKE, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Vote by Internet
• Go to www.investorvote.com
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the
NIKE, Inc. Annual Shareholder Meeting to be Held on September 20, 2018
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available online. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step	1:	Go to www.investorvote.com.
Step	2:	Click on the icon on the right to view current meeting materials.
Step	3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step	4:	Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 6, 2018 to facilitate timely delivery.

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NIKE, INC.’s Annual Meeting of Shareholders will be held on September 20, 2018, at the Tiger Woods Conference Center One Bowerman Drive, Beaverton, OR 97005, at 10:00 A.M. PDT.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, a vote FOR Proposals 2 and 4, and a vote AGAINST Proposal 3.

1.	Class A director nominees: To elect a Board of Directors for the ensuing year.
Cathleen A. Benko, Elizabeth J. Comstock, John G. Connors, Timothy D. Cook, John J. Donahoe II, Peter B. Henry, Travis A. Knight, Mark G. Parker, and John R. Thompson, Jr.

2.	To approve executive compensation by an advisory vote.

3.	To consider a shareholder proposal regarding political contributions disclosure.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

5.	To transact such other business as may properly come before the meeting.

Directions to the NIKE, Inc. 2018 Annual Shareholder Meeting
Meeting Directions:
From I-5 South of Portland: I-5 North to 217 North. Follow to Hwy 26 West.
From I-5 North of Portland: I-5 South to I-405 South. Follow to Hwy 26 West.
From I-84 East of Portland: I-84 West to I-5 South to I-405 North. Follow to Hwy 26 West.

Exit Hwy 26 at Murray Blvd, turn left and drive one mile. Turn right on SW Bowerman Drive into the NIKE World Headquarters (WHQ). Keep right at the entry and go directly to the parking structure. Follow posted signs to the Tiger Woods Conference Center, which is located directly ahead of the parking structure. Please note that the NIKE Campus is a non-smoking location and smoking is not permitted on NIKE property.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted online, by telephone, or email options below.
Email copies: Current and future email delivery requests must be submitted online following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
→
Online – Go to www.investorvote.com/. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→
Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→
Email – Send email to investorvote@computershare.com with “Proxy Materials Nike, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 6, 2018.
01I1UE

Vote by Internet
• Go to www.investorvote.com
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the
NIKE, Inc. Annual Shareholder Meeting to be Held on September 20, 2018
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step	1:	Go to www.investorvote.com.
Step	2:	Click on the icon on the right to view current meeting materials.
Step	3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step	4:	Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 6, 2018 to facilitate timely delivery.

01I1VF

NIKE, INC.’s Annual Meeting of Shareholders will be held on September 20, 2018, at the Tiger Woods Conference Center One Bowerman Drive, Beaverton, OR 97005, at 10:00 A.M. PDT.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, a vote FOR Proposals 2 and 4, and a vote AGAINST Proposal 3.

1.	Class B director nominees: To elect a Board of Directors for the ensuing year.
Alan B. Graf, Jr., John C. Lechleiter and Michelle A. Peluso.

2.	To approve executive compensation by an advisory vote.

3.	To consider a shareholder proposal regarding political contributions disclosure.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

5.	To transact such other business as may properly come before the meeting.

Directions to the NIKE, Inc. 2018 Annual Shareholder Meeting
Meeting Directions:
From I-5 South of Portland: I-5 North to 217 North. Follow to Hwy 26 West.
From I-5 North of Portland: I-5 South to I-405 South. Follow to Hwy 26 West.
From I-84 East of Portland: I-84 West to I-5 South to I-405 North. Follow to Hwy 26 West.
Exit Hwy 26 at Murray Blvd, turn left and drive one mile. Turn right on SW Bowerman Drive into the NIKE World Headquarters (WHQ). Keep right at the entry and go directly to the parking structure. Follow posted signs to the Tiger Woods Conference Center, which is located directly ahead of the parking structure. Please note that the NIKE Campus is a non-smoking location and smoking is not permitted on NIKE property.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted online, by telephone, or email options below.
Email copies: Current and future email delivery requests must be submitted online following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
→
Online – Go to www.investorvote.com/. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→
Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→
Email – Send email to investorvote@computershare.com with “Proxy Materials Nike, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 6, 2018.
01I1VF